Exhibit 99.3

Erickson Air-Crane Announces New $100 Million Revolving Credit Facility

PORTLAND, OR – May 2, 2013 – Erickson Air-Crane Incorporated (NASDAQ:EAC), (“Erickson” or “the Company”), a leading global provider of aviation services to a diverse mix of commercial and government customers and the vertical manufacturer and operator of the powerful, heavy-lift helicopter, the Erickson S-64 Aircrane, announced today that it had entered into a new $100 million, five-year revolving credit facility with a group of financial institutions led by Wells Fargo Bank, N.A. and including Bank of the West, Deutsche Bank Trust Company Americas, and HSBC Bank USA NA. The interest rate under the credit agreement is 325-450 basis points over the London Interbank Offered Rate (“LIBOR”) depending on the Company’s senior leverage ratio. The proceeds under the credit agreement are expected to be used for general corporate purposes.

About Erickson Air-Crane Incorporated

Erickson Air-Crane, Incorporated is a leading global provider of aviation services to a diverse mix of commercial and government customers. The Company currently operates a diverse fleet of 87 rotary-wing and fixed-wing aircraft, including a fleet of 20 heavy-lift S-64 Aircranes. This fleet supports a wide and worldwide variety of government and commercial customers, across a broad range of aerial services, including critical supply and logistics for deployed military forces, humanitarian relief, firefighting, timber harvesting, infrastructure construction, and crewing. The Company also maintains a vertical manufacturing capability for the S-64 Aircrane, related components, and other aftermarket support and maintenance, repair, and overhaul services for the Aircrane and other aircraft. Founded in 1971, Erickson Air-Crane is headquartered in Portland, Oregon and maintains facilities and operations in North America, South America, the Middle East, Africa and Asia-Pacific. For more information, please visit http://www.ericksonaircrane.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are subject to substantial risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. You can identify forward-looking statements by words such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other comparable terminology. These forward-looking statements are based on management’s current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include the possibility that we do not complete the acquisition of the Brazilian air logistics business, or realize the benefits of the acquisition of EHI or the Brazilian air logistics business on a timely basis or at all, the ability to integrate these businesses successfully or in a timely and cost-efficient manner, the ability to successfully enter new markets and manage international expansion, failure to obtain any required financing on favorable terms, our safety record, the hazards associated with operating Aircranes, compliance with debt obligations, cancellations, reductions or delays in customer orders, ability to collect on customer receivables, weather and seasonal fluctuations that impact Aircrane activities, competition, reliance on a small number of large customers, the impact of short-term contracts, the availability and size of the Aircrane fleet, the ability to implement production rate changes, the impact of government spending, the impact of product liability and product warranties, the ability to attract and retain qualified personnel, the impact of environmental regulations, the ability to accurately forecast financial guidance, convert backlog into revenues, and appropriately plan expenses, worldwide economic conditions (including conditions in Greece and Italy), government regulation, ability to attract and retain key personnel, reliance on a small number of manufacturers, the necessity to provide components or services to owners and operators of aircraft, effectively manage growth, keep pace with changes in technology, adequately protect our intellectual property, successfully enter new markets, manage international expansion, expand and diversify its customer base, expand and market manufacturing and maintenance, repair and overhaul services, the potential unionization of employees, the fluctuation in the price of fuel, the ability to access public or private debt markets, the obligations of being a new public company, the impact of equipment failures or other events impacting the operation of our factories, and successfully manage any future acquisitions, and other risks and uncertainties more fully described under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10K as well as the other reports Erickson Air-Crane has filed with the SEC.

You should not place undue reliance on any forward-looking statements. Erickson Air-Crane assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable laws.

Investor Relations Contact

James Palczynski

Sr. Managing Director

ICR, Inc.

(203) 682-8229

jp@icrinc.com

Company Contact

Dave Finnie, Senior Director, Finance and Business Operations

Erickson Air-Crane Incorporated

(503) 505-5880

dfinnie@ericksonaircrane.com